UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2016

Greenwood Hall, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-184796	99-0376273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12424 Wilshire Blvd, Suite 1030, Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

(310) 907-8300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.

Loan Agreement with Moriah

On October 14, 2016, Greenwood Hall, Inc., a Nevada corporation (the ”Company”), entered into a Loan and Security Agreement (the “Loan Agreement”) with PCS Link, Inc., a California corporation and the Company’s wholly-owned subsidiary (“PCS”, and together with the Company, the “Borrower”), and Moriah Education Management, LLC, a Delaware limited liability company (“Moriah”), pursuant to which Moriah granted a loan (the “Loan”) to the Borrower in exchange for a promissory note in the principal amount of $3,500,000. The loan Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

On October 14, 2016, (i) the Company entered into a Stock Pledge Agreement with Moriah, pursuant to which the Company pledged 1,007,920 shares of common stock of PCS held by the Company, representing 100% of the issued and outstanding shares of common stock of PCS, and (ii) John R. Hall, the Chief Executive Officer of the Company and the Chief Executive Officer of PCS, executed a personal guaranty (“Personal Guaranty”), to secure the Borrower’s obligations under the Loan Agreement.

In connection with the Loan Agreement, on October 14, 2016, the Company and Moriah entered into a Securities Issuance Agreement pursuant to which the Company issued a five-year warrant to purchase 8,125,000 shares of the Company’s common stock at a price of $0.14 per share and a seven-year warrant to purchase 3,500,000 shares of the Company’s common stock at a price of $0.12 per share. The warrants were issued in reliance on Section 4(a)(2) of the Securities Act of 1933.

Restructuring of Indebtedness to Redwood Fund

In connection with the Loan, the Company entered into a Note Purchase and Restructuring Agreement (“Redwood Restructuring Agreement”), dated September 30, 2016, with Redwood Fund LP (“Redwood”), pursuant to which Redwood Fund agreed to (i) forgive all amounts owed to Redwood under that certain convertible promissory note issued on November 6, 2015 with a principal amount of $125,000 and all amounts owed to Redwood under that certain convertible promissory note issued on December 14, 2015 with a principal amount of $30,000, (ii) consolidate all other indebtedness owed by the Company to Redwood in exchange for $300,000 (the “Additional Funding”), and (iii) issue to Redwood a promissory note (“September 2016 Promissory Note”) in the principal amount of $1,418,496.92, representing such consolidated indebtedness and Additional Funding at an original issue discount of 15%. The September 2016 Promissory Note shall be due and payable on the first anniversary thereof.

In further connection with the Loan, the Company, Moriah and Redwood entered into a Subordination Agreement, dated October 14, 2016, pursuant to which Redwood agreed to subordinate all indebtedness owed thereto so long as any obligations of the Company owed to Moriah under the Loan Agreement remain outstanding; provided, however, that the Company may continue to make regular payments of interest under the September 2016 Promissory Note.

Restructuring of Indebtedness to Lincoln Park Capital

In connection with the Loan, the Company entered into an Exchange Agreement (“Lincoln Park Exchange Agreement”), dated October 14, 2016, with Lincoln Park Capital Fund, LLC (“Lincoln Park”), pursuant to which the Company authorized the issuance to Lincoln Park new notes and warrants with a principal amount of $685,000 in exchange for the cancellation of any and all obligation under notes and warrants issued by the Company to Lincoln Park pursuant to note purchase agreements dated April 24, 2015 and August 21, 2015.

In further connection with the Loan, the Company, Moriah and Lincoln Park entered into a Subordination Agreement, dated October 14, 2016, pursuant to which Lincoln Park agreed to subordinate all indebtedness owed thereto so long as any obligations of the Company owed to Moriah under the Loan Agreement remain outstanding; provided, however, that the Company may continue to make regular payments of interest under the September 2016 Promissory Note.

Restructuring of Indebtedness to Colgan Financial Group, Inc.

On October 14, 2016 (the “Effective Date”), in connection with the Loan, the Company amended and restated that certain secured promissory note, dated December 23, 2013 (as amended, amended and restated, supplemented or otherwise, modified, the “2013 Colgan Note”) (the “2013 Colgan Amended Note”), in a principal amount equal to $840,892.80, representing the outstanding balance of the 2013 Colgan Note, less $150,000 paid by the Company to Colgan Financial Group, Inc. (“CFG”) and Robert Logan (together with CFG, the “Investor”). Also, on the Effective Date, in connection with the Loan, the Company amended and restated that certain secured convertible promissory note, dated December 5, 2014 (as amended, amended and restated, supplemented or otherwise modified, the “2014 Colgan Note”) (the “2014 Colgan Amended Note”), to extend the exercise period of any stock purchase warrants issued to the Investor in connection with the 2014 Colgan Note to five years following the issuance of the 2014 Colgan Amended Note in a principal amount equal to $400,000.

In further connection with the Loan, the Company, Moriah and CFG entered into a Subordination Agreement, dated October 14, 2016, pursuant to which CFG agreed to subordinate all indebtedness owed thereto so long as any obligations of the Company owed to Moriah under the Loan Agreement remain outstanding; provided, however, that the Company may continue to make regular payments of interest under the September 2016 Promissory Note.

Item 3.02 Unregistered Sale of Securities.

The information required under this Item is described in Item 1.01, above, and Item 5.02, below, which items 1.01 and 5.02 are incorporated herein by reference.

Item 5.02 Compensatory Arrangements of Certain Officers.

On October 14, 2016, in consideration for the Personal Guaranty, as described in Item 1.01, above, the Company issued to John Hall, its Chief Executive Officer, a five-year warrants to purchase up to 5,000,000 shares of common stock of the Company at a price of $0.10 per share. The warrants were issued in reliance on Section 4(a)(2) of the Securities Act of 1933.

Item 7.01 Regulation FD Disclosure.

On October 19, 2016, the Company issued a press release announcing the transactions described in Item 1.01, above. Such press release is furnished herewith as Exhibit 99.1

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The information contained in the press release is summary information that is intended to be considered in the context of the Company's Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make by press release or otherwise, from time-to-time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

In accordance with General Instruction B.2 of this Current Report on Form 8-K, the information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index immediately following the signature page.

+se the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWOOD HALL, INC.
Date: October 19, 2016
	By:	/s/ John Hall
Name: John Hall
Title: Chief Executive Officer

Exhibit Description

10.1 Loan and Security Agreement by and among Greenwood Hall, Inc., PCS Link, Inc. and Moriah Education Management, LLC, dated October 14, 2016.

99.1 Press Release issued by Greenwood Hall, Inc. on October 19, 2016 (furnished only).